EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Southern Cross Acquisition I Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Southern Cross Acquisition I Corp. (the Company) as of July 22, 2026, and the related notes (collectively referred to as the financial statements).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of July 22, 2026, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company is a Special Purpose Acquisition Corporation that was formed for the purpose of completing a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities within 12 months after consummated the initial public offering. There is no assurance that the Company will obtain the necessary approvals or raise the additional capital it needs to fund its business operations and complete any business combination, if at all. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ TAAD, LLP

We have served as the Company’s auditor since 2025.

Diamond Bar, California

July 28, 2026

F-1

SOUTHERN CROSS ACQUISITION I CORP.

BALANCE SHEET

As of July 22, 2026

July 22, 2026

Asset
Current Assets
Cash	$645,899
Prepaid expenses	59,391
Total Current Assets	705,290

Non-current Asset
Cash held in trust account	115,000,000
Total Asset	$115,705,290

Liabilities and Shareholder's Equity
Current Liabilities
Accrued expenses	$83,560
Other payable - related party	36,300
Total Current Liabilities	119,860

Deferred underwriting commission payable	1,150,000

Total Liabilities	1,269,860

Commitments and Contingencies (Note 6)

Ordinary shares, $0.0001 par value, 490,000,000 shares authorized, 11,500,000 shares at redemption value of $10.00 per share subject to possible redemption	115,000,000

Shareholders' Equity:
Preference shares, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding	-
Ordinary shares, $0.0001 par value, 490,000,000 shares authorized, 3,229,300 shares issued and outstanding (excluding 11,500,000 shares subject to possible redemption)	324
Additional paid-in capital	-
Accumulated deficit	(564,894)
Total Shareholders' Equity	(564,570)
Total Liabilities Ordinary Shares Subject to Possible Redemptions and Shareholder’s Equity	$115,705,290

The accompanying notes are an integral part of this financial statement.

F-2

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Note 1 — ORGANIZATION, BUSINESS OPERATION

Southern Cross Acquisition I Corp. (the “Company”), formerly known as RTNVM Acquisition Corp., was incorporated on April 15, 2025, and completed a name change on August 4, 2025. The Company is a blank check company incorporated in the Cayman Islands as an exempted company with limited liability, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities (the “Business Combination”). To date, the Company has not selected any potential Business Combination target nor initiated any substantive discussions, directly or indirectly, with any such prospects. The Company has selected December 31 as its fiscal year end.

As of July 22, 2026, the Company had not commenced any operations. For the period from April 15, 2025, (inception) through July 22, 2026, the Company’s efforts have been limited to organizational activities as well as activities related to the Initial Public Offering and Private Placement (as defined below). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering and Private Placement.

The Company’s founders include the Company’s officers, directors and Sponsor (the “Founders”). The Company’s Sponsor is Southern Cross Acquisition I Sponsor Corp., a Cayman Islands company (the “Sponsor”).

On July 22, 2026, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units”), which included 1,500,000 Units issued pursuant to the underwriters’ exercise in full of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $115,000,000. Each Unit consists of one ordinary share (a “Public Share”), one right to receive one-fourth (1/4) of one ordinary share (a “Public Right”), and one redeemable warrant (a “Public Warrant”). Each four Public Rights entitle the holder thereof to receive one ordinary share upon the consummation of the Business Combination. Each whole Public Warrant entitles the holder thereof to purchase one ordinary share at an exercise price of $11.50 per share.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 239,300 units (the “Private Units”) at a price of $10.00 per Private Unit to the Sponsor in a private placement (the “Private Placement”), generating gross proceeds of $2,393,000. The Private Units are identical to the Units sold in the Initial Public Offering.

Transaction costs amounted to $3,205,447, consisting of $1,150,000 of underwriting commissions which was paid in cash at the closing date of the IPO, $1,150,000 of deferred underwriting commissions, $387,550 of the Representative Shares (discussed below), and $517,447 of other offering costs. At the IPO closing date, cash of $645,899 was held outside of the trust account and is available for the payment of accrued offering costs and for working capital purposes.

In conjunction with the IPO, the Company issued to the underwriter 115,000 Class A ordinary shares for no consideration (the “Representative Shares”). The fair value of the Representative Shares accounted for as compensation under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation” (“ASC 718”) is included in the offering costs. The estimated fair value of the Representative Shares as of the IPO date totaled $387,550.

The Company’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding the deferred underwriting commissions and interest income earned on the Trust Account that is released to the Company to pay taxes) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete such Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

F-3

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Upon the closing of the Initial Public Offering, $10.00 per Unit from the net proceeds of the initial Public Offering and the sales of the Private Units was placed into a United States-based Trust Account (“Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee, and invested only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Except with respect to interest earned on the funds held in the Trust Account that may be released to pay the Company’s tax obligations and liquidation expenses up to $100,000, the proceeds from the Initial Public Offering and the sale of the Private Units that are deposited in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the initial Business Combination, (b) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Business Combination or to redeem 100% of the Company’s Public Shares if the Company does not complete the Business Combination within 12 months from the closing of the Initial Public Offering or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, and (c) the redemption of the Public Shares if the Company is unable to complete the Business Combination within 12 months from the closing of the Initial Public Offering, subject to applicable law. Although the Company will seek to have all vendors, including lenders for money borrowed, prospective target businesses or other entities the Company engages execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Company’s public shareholders, the proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the public shareholders. The Public Shares subject to possible redemption were recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.” The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. If the Company cannot complete a Business Combination within 12 months from the closing of the Initial Public Offering, unless the Company extends such period pursuant to its amended and restated memorandum and articles of association, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (which interest shall be net of income taxes payable, and less up to $100,000 of interest to pay liquidation expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Public Rights or the rights included in the Private Units (the “Private Rights”). The Public Rights and Private Rights will expire worthless if the Company fails to complete a Business Combination within the 12-month time period.

Liquidity and Capital Resources

Prior to the consummation of the Initial Public Offering, the Company’s liquidity needs were satisfied through advances from the Sponsor pursuant to an unsecured promissory note. On April 7, 2026, the Company issued a promissory note to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to $500,000 to fund a portion of the expenses related to the Initial Public Offering. Prior to the closing of the Initial Public Offering, the Company had drawn down an aggregate of $469,300 under the promissory note. In connection with the closing of the Initial Public Offering on July 22, 2026, $433,000 of the outstanding balance under the promissory note was settled, and the remaining $36,300 was reclassified as other payable – related party as of July 22, 2026.

As of July 22, 2026, the Company had working capital of $564,570. Following the consummation of the Initial Public Offering, the Company’s liquidity needs are expected to be satisfied through the funds held outside the Trust Account and, if necessary, Working Capital Loans from the Company’s founders, officers and directors or their affiliates or designees.

F-4

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

In order to fund working capital deficiencies or finance transaction costs in connection with an initial Business Combination or to extend the Company’s life, the Company’s founders, officers and directors or their affiliates or designees may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). The Working Capital Loans would be evidenced by promissory notes and would either be repaid upon consummation of the Company’s initial Business Combination, without interest, or, at the lender’s discretion, up to $3,000,000 of such Working Capital Loans may be converted upon consummation of the initial Business Combination into working capital units (the “Working Capital Units”) at a price of $10.00 per unit. If the Company does not complete an initial Business Combination, the Working Capital Loans will not be repaid. As of July 22, 2026, the Company had no borrowings outstanding under any Working Capital Loans.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements—Going Concern,” management believes that the funds held outside the Trust Account, together with the availability of Working Capital Loans, if necessary, will be sufficient to meet the Company’s working capital needs for at least one year from the date the financial statements are issued. However, the Company is required to complete an initial Business Combination within 12 months from the closing of the Initial Public Offering, unless such period is extended pursuant to the Company’s amended and restated memorandum and articles of association. If the Company is unable to complete an initial Business Combination within the required period, the Company will cease all operations except for the purpose of winding up, redeem the Public Shares and thereafter liquidate and dissolve, subject to its obligations under applicable law. The mandatory liquidation date is less than one year after the date these financial statements are issued. Accordingly, management has determined that the mandatory liquidation provision raises substantial doubt about the Company’s ability to continue as a going concern within one year after the date the financial statements are issued. The financial statements do not include any adjustments that might result from the Company’s inability to continue as a going concern.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart The Company’s Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

F-5

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

Cash consists of cash on hand and deposits placed with banks or other financial institutions and have original maturities of less than three months.

Cash Held in Trust Account

As of July 22, 2026, the assets held in the Trust Account, amounting to $115,000,000, were held in interest bearing bank demand deposit account.

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of July 22, 2026.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering.” Offering costs consist principally of professional and registration fees that are directly related to the Initial Public Offering. The Company allocated the proceeds from the Initial Public Offering among the ordinary shares, Public Rights and Public Warrants included in the Units using the residual method, whereby the proceeds were first allocated to the Public Rights and Public Warrants based on their respective fair values, with the residual proceeds allocated to the ordinary shares. Offering costs were allocated to the underlying instruments based on the same allocation methodology. Offering costs allocated to the Public Shares were charged to temporary equity, while offering costs allocated to the Public Rights, Public Warrants and Private Placement Units were charged to shareholders’ deficit, as the Public Rights, Public Warrants and the securities underlying the Private Placement Units were classified as equity.

Share-Based Compensation

The Company accounts for share-based compensation in accordance with ASC Topic 718, Compensation—Stock Compensation (“ASC 718”). Share-based awards issued or transferred to employees, directors and nonemployees in exchange for services provided to the Company are measured based on the fair value of the awards on the grant date.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

F-6

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

The Company’s tax provision was deemed to be de minimis for the period presented. The Company is considered to be an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Warrant and Rights Instruments

The Company accounts for the Public Warrants, Private Warrants, Public Rights and Private Rights issued in connection with the Initial Public Offering and the sale of Private Placement Units in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging.” Based on its evaluation of the terms of the warrants and rights, the Company determined that such instruments qualify for equity classification. Accordingly, the warrants and rights are recorded in shareholders’ equity and are not subsequently remeasured.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of one cash account in a financial institution located in the United States. The Company has not experienced losses on these accounts, and management believes the Company is not exposed to significant risks. The Federal Deposit Insurance Corporation (FDIC) provides standard insurance coverage of $250,000 per insured bank for each account ownership category. As of July 22, 2026, the Company had not experienced losses on these accounts. As of July 22, 2026, the Company had deposited $645,899, with a financial institution in the United States. Of these balances $395,899 were not covered by deposit insurance. While management believes that the financial institution is of high credit quality, it also continually monitors its credit-worthiness.

F-7

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with FASB ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of July 22, 2026, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of July 22, 2026, the ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$115,000,000
Less:
Proceeds allocated to Public Right and Warrants	(14,048,000)
Public Shares issuance costs	(2,805,121)
Plus:
Remeasurement of carrying value to redemption value	16,853,121
Ordinary shares subject to possible redemption, July 22, 2026	$115,000,000

Recent Accounting Pronouncements

In October 2023, the FASB issued ASU 2023-06, Disclosure Improvements — codification amendments in response to SEC’s disclosure Update and Simplification initiative which amend the disclosure or presentation requirements of codification subtopic 230-10 Statement of Cash Flows—Overall, 250-10 Accounting Changes and Error Corrections— Overall, 260-10 Earnings Per Share— Overall, 270-10 Interim Reporting— Overall, 440-10 Commitments—Overall, 470-10 Debt—Overall, 505-10 Equity—Overall, 815-10 Derivatives and Hedging—Overall, 860-30 Transfers and Servicing—Secured Borrowing and Collateral, 932-235 Extractive Activities— Oil and Gas—Notes to Financial Statements, 946-20 Financial Services— Investment Companies— Investment Company Activities, and 974-10 Real Estate—Real Estate Investment Trusts—Overall. The amendments represent changes to clarify or improve disclosure and presentation requirements of above subtopics. Many of the amendments allow users to more easily compare entities subject to the SEC’s existing disclosures with those entities that were not previously subject to the SEC’s requirements. Also, the amendments align the requirements in the Codification with the SEC’s regulations. For entities subject to existing SEC disclosure requirements or those that must provide financial statements to the SEC for securities purposes without contractual transfer restrictions, the effective date aligns with the date when the SEC removes the related disclosure from Regulation S-X or Regulation S-K. Early adoption is not allowed. For all other entities, the amendments will be effective two years later from the date of the SEC’s removal. If the SEC has not removed the applicable requirements by June 30, 2027, the related amendments will not become effective. The Company is currently evaluating the impact of the update on the Company’s consolidated financial statements and related disclosures.

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on its consolidated financial statements.

F-8

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

In November 2024, the FASB issued ASU 2024-04, Debt—Debt with Conversion and Other Options (Subtopic 470-20): Induced Conversions of Convertible Debt Instruments, which clarifies the accounting guidance for induced conversions of convertible debt. The amendments clarify that, to account for a settlement as an induced conversion, an inducement offer must provide at least the consideration (in form and amount) issuable under the original conversion terms, even for instruments with cash conversion features. The amendments also clarify that the guidance applies to instruments not currently convertible, provided they had a substantive conversion feature at issuance and at the time of the inducement offer. The amendments aim to improve the relevance and consistency in application of the induced conversion guidance and are effective for annual periods beginning after December 15, 2025, with early adoption permitted for entities that have adopted ASU 2020-06. The Company is currently evaluating the impact of the update on the Company’s consolidated financial statements and related disclosures.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the on the Company’s financial statements.

Note 3 — INITIAL PUBLIC OFFERING

On July 22, 2026, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units”), which included 1,500,000 Units issued pursuant to the underwriters’ exercise in full of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $115,000,000. Each Unit consists of one ordinary share (a “Public Share”), one right to receive one-fourth (1/4) of one ordinary share (a “Public Right”), and one redeemable warrant (a “Public Warrant”). Each four Public Rights entitle the holder thereof to receive one ordinary share upon the consummation of the Business Combination. Each whole Public Warrant entitles the holder thereof to purchase one ordinary share at an exercise price of $11.50 per share. Each Public Warrant will become exercisable on the later of (i) 30 days after the completion of an initial Business Combination and (ii) one year from the effective date of the registration statement related to the Initial Public Offering, and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade.

Note 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 239,300 units (the “Private Units”) at a price of $10.00 per Private Unit, for an aggregate purchase price of $2,393,000, in a private placement (the “Private Placement”). The Private Units are identical to the Units sold in the Initial Public Offering. Each Private Unit consists of one ordinary share (a “Private Share”), one right to receive one-fourth (1/4) of one ordinary share (a “Private Right”), and one redeemable warrant (a “Private Warrant”). Each four Private Rights entitle the holder thereof to receive one ordinary share upon the consummation of the Business Combination, and each whole Private Warrant entitles the holder thereof to purchase one ordinary share at an exercise price of $11.50 per share. No fractional warrants will be issued upon separation of the Private Units and only whole warrants will trade.

The Sponsor has agreed to waive its redemption rights with respect to its Private Units (i) in connection with the consummation of a Business Combination, (ii) in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Company’s Public Shares if the Company does not complete its initial Business Combination within 12 months after the closing of the Initial Public Offering, and (iii) if the Company fails to consummate a Business Combination within 12 months after the closing of the Initial Public Offering or if the Company liquidates prior to the expiration of the 12-month period. However, the Sponsor will be entitled to redemption rights with respect to any Public Shares held by it if the Company fails to consummate a Business Combination or liquidates within the 12-month period.

The Sponsor has agreed not to transfer, sell or assign the Private Units and the underlying securities until the consummation of the Company’s initial Business Combination.

F-9

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Note 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On April 15, 2025, the Company issued 1 ordinary share of a par value of $1.00 each to McGrath Tonner Corporate Services Limited, which was transferred to the Sponsor on the same day without consideration. On April 15, 2025, the Company issued 49,999 ordinary shares of a par value of $1.00 each to the Sponsor. On November 25, 2025, the Sponsor acquired 172.5 ordinary shares of a par value of $1.00 each for a purchase price of $25,000 and surrendered 50,000 ordinary shares. On December 2, 2025, the Company effectuated a share subdivision of its issued and outstanding shares at a ratio of 1:10,000 (the “Share Subdivision”). Subsequent to the Share Subdivision, the 172.5 ordinary shares of a par value of $1.00 each held by the Sponsor became 1,725,000 ordinary shares of a par value of $0.0001 each.

On April 15, 2026, pursuant to an amendment to the securities purchase agreement, the Company issued 2,875,000 ordinary shares as founder shares (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000. In conjunction with the issuance, the Company repurchased and cancelled 1,725,000 previously issued ordinary shares held by the Sponsor for aggregate consideration of $25,000.

On July 16, 2026, the Sponsor transferred an aggregate of 14,000 Founder Shares to the Company’s officers and independent director nominees for aggregate consideration of $203.00, or approximately $0.0145 per share. The transfers consisted of 5,000 Founder Shares to the Chief Executive Officer for $72.50, 3,000 Founder Shares to the Chief Financial Officer for $43.50, and an aggregate of 6,000 Founder Shares to three independent director nominees for $87.00. The Sponsor, the above-mentioned officers, and the independent director nominees are collectively referred to as the “Founders.”

The transfer of the 14,000 Founder Shares to the Company’s officers and independent director nominees was accounted for in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured based on the grant-date fair value of the awards. The total fair value of the 14,000 Founder Shares transferred was approximately $47,040, or $3.36 per share.

The Founder Shares included an aggregate of up to 375,000 Founder Shares that were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full. As a result of the underwriters’ exercise in full of their over-allotment option in connection with the Initial Public Offering, no Founder Shares were forfeited.

The Founder Shares are designated as ordinary shares and are identical to the Private Placement Shares except for the following (a) Founder Shares must be voted in favor of any proposed Business Combination and cannot vote for amendments that would prevent public shareholders from converting or selling their shares in connection with a Business Combination, (b) Founder Shares cannot be converted into cash from the Trust Account in connection with a shareholder vote to approve the initial Business Combination or amend shareholders’ rights or pre-Business Combination activity. They do not participate in liquidating distributions if a Business Combination is not consummated. (c) Founder Shares cannot be transferred, assigned, or sold until the earlier of three months after the initial Business Combination or upon certain triggering events (e.g., liquidation, merger). If the share price exceeds $12.00 for 20 out of 30 trading days period commencing at least 90 days after a Business Combination, the lock-up is released.

Promissory Note — A Related Party

On April 7, 2026, the Company issued a promissory note to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to $500,000 to be used for a portion of the expenses of the Initial Public Offering. Prior to the closing of the Initial Public Offering, the Company had drawn down an aggregate of $469,300 under the promissory note.

The loan is non-interest bearing and unsecured and was due at the earlier of (1) December 31, 2026 or (2) the date on which the Company consummated the Initial Public Offering, unless accelerated upon the occurrence of an Event of Default. In connection with the closing of the Initial Public Offering on July 22, 2026, $433,000 of the outstanding balance under the promissory note was settled, and the remaining $36,300 was reclassified as other payable – related party. As of July 22, 2026, no amount remained outstanding under the promissory note.

F-10

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Working Capital Loans

In addition, in order to meet the Company’s working capital needs following the consummation of the Initial Public Offering or to extend the Company’s life, the Company’s founders, officers and directors or their affiliates or designees may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. The loans (the “Working Capital Loans”) would be evidenced by promissory notes. The notes would either be repaid upon consummation of the Company’s initial Business Combination, without interest, or, at the lender’s discretion, up to $3,000,000 of the notes may be converted upon consummation of the Company’s initial Business Combination into working capital units (the “Working Capital Units”) at a price of $10.00 per unit, in addition to the convertible notes in connection with potential extensions. The Company’s shareholders have approved the issuance of the Working Capital Units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of the Company’s initial Business Combination. If the Company does not complete a Business Combination, the Working Capital Loans will not be repaid. As of July 22, 2026, the Company had no borrowings outstanding under the Working Capital Loans.

Extension Loans

The Founders, officers and directors, or their affiliates or designees may loan (the “Extension Loans”) the Company funds in support of its potential extension to allow additional time for the Company to complete an initial business combination, which will be evidenced in extension convertible notes, or the “extension notes,” to be repaid in cash or, at the lender’s discretion, converted into units at a price of $10.00 per unit (the “Extension Units”) at the closing of our initial business combination. The Company’s shareholders have approved the issuance of the Extension Units and underlying securities upon conversion of such extension notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial Business Combination. If the Company do not complete a Business Combination, the loans will not be repaid.

The Working Capital Units and Extension Units would be identical to the Private Units sold in the Private Placement. The terms of such loans by the Sponsor or its affiliates, if any, have not been determined and no written agreements exist with respect to such loans.

As of July 22, 2026, the Company had no borrowings under the Working Capital Loans and Extension Loans.

Note 6 — COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

The Company’s ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of this action and related sanctions on the world economy and the specific impact on the Company’s financial position, results of operations and/or ability to consummate a Business Combination are not yet determinable. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Registration Rights

The holders of the Founder Shares, Private Units, Working Capital Units, Extension Units and any underlying securities are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the Initial Public Offering, requiring the Company to register such securities for resale. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Company’s initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

In connection with the Initial Public Offering, the Company granted the underwriters a 45-day option to purchase up to an additional 1,500,000 Units at the Initial Public Offering price to cover over-allotments, if any. On July 22, 2026, the underwriters exercised the over-allotment option in full and purchased an additional 1,500,000 Units at $10.00 per Unit, generating additional gross proceeds of $15,000,000.

F-11

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

The Company paid an underwriting discount of 1.0% of the gross proceeds of the Initial Public Offering, or $1,150,000, to the underwriters at the closing of the Initial Public Offering, in addition to the issuance of the Representative Shares. In addition, an underwriting discount of 1.0% of the gross proceeds of the Initial Public Offering, or $1,150,000, will be paid in cash as the deferred underwriting commission upon the consummation of the Business Combination.

Note 7 — SHAREHOLDER’S EQUITY

Preferred Shares

The Company is authorized to issue 10,000,000 preferred shares, with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of July 22, 2026, there were no preference shares issued or outstanding.

Ordinary Shares

On April 15, 2025, the Company issued 1 ordinary share of a par value of $1.00 each to McGrath Tonner Corporate Services Limited, which was transferred to the Sponsor on the same day without consideration. On the same day, the Company issued 49,999 ordinary shares of a par value of $1.00 each to the Sponsor.

On November 25, 2025, the Company issued 172.5 ordinary shares of a par value of $1.00 each to the Sponsor for a purchase price of $25,000, and in conjunction with the issuance, the Sponsor surrendered the previously issued 50,000 ordinary shares for no consideration.

On December 2, 2025, the Company effectuated the Share Subdivision. Subsequent to the Share Subdivision, the 172.5 ordinary shares of a par value of $1.00 each held by the Sponsor became 1,725,000 ordinary shares of a par value of $0.0001 each.

On April 15, 2026, the Company issued 2,875,000 Founder Shares to the Sponsor for an aggregate purchase price of $25,000. In conjunction with the issuance, the Company repurchased and cancelled from the Sponsor 1,725,000 previously issued ordinary shares for aggregate consideration of $25,000.

On July 16, 2026, the Sponsor transferred 5,000 Founder Shares to the Chief Executive Officer, 3,000 Founder Shares to the Chief Financial Officer, and 6,000 Founder Shares to independent director nominees, for an aggregate of 14,000 Founder Shares.

The Founder Shares included an aggregate of up to 375,000 Founder Shares that were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full. As a result of the underwriters’ exercise in full of their over-allotment option in connection with the Initial Public Offering, no Founder Shares were forfeited.

The Company issued to the underwriter 115,000 ordinary shares (the “Representative Shares”) in connection with the consummation of the Initial Public Offering, including the underwriters’ exercise in full of the over-allotment option. The underwriter has agreed not to transfer, assign or sell any such shares until the completion of the Company’s initial Business Combination. In addition, the underwriter has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial Business Combination or a shareholder vote to approve an amendment to the Company’s governing documents to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination; (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial Business Combination within the prescribed time period; and (iii) to vote for any proposal in connection with a Business Combination or proposal to amend the then-existing memorandum and articles of association, as amended, to modify the amount of time or substance the Company has to consummate an initial Business Combination.

F-12

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

The Representative Shares are subject to a lock-up for a period of 180 days immediately following the commencement of sales of the Initial Public Offering pursuant to FINRA Rule 5110(e)(1). Pursuant to this FINRA lock-up, these securities cannot be sold, transferred, assigned, pledged or hypothecated or be subject to any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days from the commencement of sales of the Initial Public Offering, except as permitted under FINRA Rule 5110(e)(2), including transfers to any underwriter and selected dealer participating in the offering and their officers or partners, registered persons or affiliates.

Shareholders of ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the Company’s amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Act or applicable share exchange rules, the affirmative vote of a majority of the Company’s issued and outstanding ordinary shares that are voted at a shareholder meeting (in person or by proxy) is required to approve any such matter voted on by the Company’s shareholders. Approval of certain actions will require a special resolution under Cayman Islands law and pursuant to the Company’s amended and restated memorandum and articles of association; such actions include amending the Company’s amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company.

The Company may by ordinary resolution appoint any person to be a director or may by ordinary resolution remove any director. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The directors of the Company may appoint any person to be a director, either to fill a vacancy or as an additional director, provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the Company's amended and restated memorandum and articles of association as the maximum number of directors. The Company’s shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefore.

As of July 22, 2026, the Company had 3,229,300 ordinary shares issued and outstanding (excluding 11,500,000 shares subject to possible redemption).

Rights

Each holder of a Right will automatically receive one-fourth (1/4) of one ordinary share upon consummation of the Company’s initial Business Combination, even if the holder of such Right redeemed all ordinary shares held by it in connection with the initial Business Combination or an amendment to the Company’s amended and restated memorandum and articles of association with respect to the Company’s pre-Business Combination activities. In the event the Company is not the surviving company upon completion of its initial Business Combination, each Right will automatically be converted to receive the kind and amount of securities or property of the surviving entity that one-fourth of one ordinary share underlying each Right is entitled to receive in the Business Combination, subject to any dissenters’ rights under applicable law. No additional consideration will be required to be paid by a holder of Rights in order to receive the ordinary shares issuable upon conversion of the Rights upon consummation of an initial Business Combination. The shares issuable upon the conversion of the Rights will be freely tradable (except to the extent held by the Company’s affiliates). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of Rights to receive the same per-share consideration that the holders of the ordinary shares will receive in the transaction on an as-converted basis.

The Company will not issue fractional shares in connection with the conversion of Rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Companies Act and any other applicable law. As a result, holders must hold Rights in multiples of four in order to receive shares for all of their Rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and liquidates the funds held in the Trust Account, holders of Rights will not receive any of such funds with respect to their Rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Rights, and the Rights will expire worthless. Additionally, in no event will the Company be required to net cash settle the Rights. Accordingly, the Rights may expire worthless.

F-13

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

The Company shall reserve such amount of its profits or share premium as necessary to pay up the par value of each share issuable in respect of the Rights.

As of July 22, 2026, there were 11,500,000 Public Rights and 239,300 Private Rights outstanding.

Warrant

Each whole warrant entitles the holder to purchase one ordinary share at an exercise price of $11.50 per share, subject to adjustment pursuant to the terms of the warrant agreement. The warrants become exercisable on the later of (i) 30 days after the completion of the Company’s initial Business Combination and (ii) one year from the effective date of the registration statement related to the Company’s Initial Public Offering, and expire five years after the completion of the initial Business Combination, unless earlier redeemed or liquidated.

The Company is not obligated to deliver ordinary shares pursuant to the exercise of a warrant unless a registration statement under the Securities Act covering the issuance of the ordinary shares underlying the warrants is then effective and a current prospectus relating thereto is available, subject to the Company’s obligations to use its best efforts to maintain the effectiveness of such registration statement. If a registration statement covering the ordinary shares issuable upon exercise of the warrants is not effective within 60 business days following the consummation of the initial Business Combination, holders may exercise the warrants on a cashless basis pursuant to an available exemption under the Securities Act.

The exercise price and redemption trigger price are subject to adjustment in certain circumstances, including if the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at a price below $9.20 per share and specified conditions are met.

The Company may redeem the outstanding warrants, in whole and not in part, at a price of $0.01 per warrant upon not less than 30 days’ prior written notice, if the closing price of the Company’s ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading-day period ending three business days before the Company sends the notice of redemption, provided that an effective registration statement covering the ordinary shares issuable upon exercise of the warrants is available throughout the redemption period.

If the Company elects to redeem the warrants, the Company may require holders to exercise their warrants on a cashless basis. In addition, if the ordinary shares are not listed on a national securities exchange and do not qualify as “covered securities” under applicable securities laws, the Company may require holders to exercise the warrants on a cashless basis in accordance with Section 3(a)(9) of the Securities Act.

As of July 22, 2026, there were 11,500,000 Public Warrants and 239,300 Private Warrants outstanding.

Note 8 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

F-14

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Representative Shares

The fair value of the Representative Shares was approximately $388,000, or $3.37 per Representative Share, at the issuance date. In connection with the initial public offering, the Company agreed to issue 100,000 ordinary shares to the representative of the underwriters and/or its designees. The fair value of the Representative Shares was determined using a Black-Scholes model, adjusted for a discount for lack of marketability and the estimated probability of successfully completing an initial Business Combination. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Representative Shares:

July 22, 2026
Underlying stock price	$8.79
Exercise price	$0.00
Volatility	15.00%
Remaining term (in year)	1
Risk-free rate	4.11%
Dividend yield	0.00%
Discount of lack of marketability	4.1%
Probability of completion of Business Combination	40.0%

Founder Shares

The Company established the fair value of the 14,000 Founder Shares transferred to the Company’s officers and independent director nominees using a valuation prepared by a third-party valuation firm using a Black-Scholes model. The valuation incorporated an estimated probability of successfully completing the initial public offering. The fair value of the Founder Shares was approximately $47,040 in the aggregate, or $3.36 per Founder Share, as of July 22, 2026. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Founder Shares:

July 22, 2026
Underlying stock price	$8.79
Exercise price	$0.00
Volatility	15.00%
Remaining term (in years)	1
Risk-free rate	4.16%
Dividend yield	0.00%
Discount of lack of marketability	4.3%
Probability of completion of Business Combination	40.0%

Public Warrants

The fair value of the Public Warrants was approximately $3,940,000, or $0.34 per Public Warrant, at the issuance date. The fair value of the Public Warrants was determined using a Black-Scholes model. The Public Warrants have been classified within shareholders’ deficit and will not require subsequent remeasurement after issuance. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Public Warrants:

July 22, 2026
Underlying stock price	$8.79
Exercise price	$11.50
Volatility	10.00%
Remaining term (in years)	6.01
Risk-free rate	4.47%
Dividend yield	0.00%
Probability of completion of Business Combination	40.0%

F-15

Southern Cross Acquisition I Corp.

Notes To Financial Statements

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Public Rights

The fair value of the Public Rights was approximately $10,108,000, or $0.88 per Public Right, at the issuance date. The fair value of the Public Rights was determined using a Black-Scholes model based on the contractual terms of the Public Rights, pursuant to which each Public Right entitles the holder to receive one-fourth (1/4) of one ordinary share upon consummation of the Company’s initial Business Combination. The Public Rights have been classified within shareholders’ deficit and will not require subsequent remeasurement after issuance. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Public Rights:

July 22, 2026
Underlying stock price	$2.20
Exercise price	$0.00
Volatility	15.00%
Remaining term (in years)	1.00
Risk-free rate	4.11%
Dividend yield	0.00%
Probability of completion of Business Combination	40.0%

Note 9 — SEGMENT INFORMATION

FASB ASC Topic 280, Segment Reporting, establishes standards for companies to report, in their financial statements, information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews the following significant components of total assets:

July 22 2026
Cash	$645,899
Prepaid expenses	$59,391
Cash held in trust account	$115,000,000

The CODM reviews the position of total assets available with the company to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company.

Note 10 — SUBSEQUENT EVENTS

The Company’s management reviewed all material events that have occurred after the balance sheet date through July 28, 2026, when the financial statements were issued. Based on the review, management identified the following subsequent events that are required disclosure in the financial statements.

F-16